EXHIBIT 10.13


                          Material Technologies, Inc.
                       11661 San Vincente Blvd. Suite 707
                              Los Angeles, CA 90049
                                 (310) 208-5589
                               FAX (310) 473-3177
                              Email. matech@att.net
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                             SUBSCRIPTION AGREEMENT
                             ----------------------


THE SUBSCRIPTION AGREEMENT, made this_____ day of __________, 2001, by and between Material Technologies, Inc. a Delaware Corporation (the "Company"), and the undersigned subscriber (the "Subscriber"), who, for and in consideration of the mutual promises and covenants set forth herein, do hereby agree as follows:

1. SUBSCRIPTION. The Subscriber hereby subscribes ------------ for Shares of $0.01 par value Common Stock of the Company at a price of $______ per Share, and tenders herewith as payment a subscription by check or wire transfer made payable and delivered to the Company. This Subscription Agreement is an irrevocable offer by the Subscriber to subscribe for securities offered by the Company, and, subject to the terms thereof, shall become a contract for the sale of said securities upon acceptance thereof by the Company.

2. ACCEPTANCE. This Subscription Agreement is made subject to the Company's discretionary right to accept or reject this subscription herein. If the Company, for any reason, rejects this subscription, the Subscription will be refunded IN FULL, without interest, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this Subscription by the Company will be evidence by the execution hereof by an officer of the Company.

3. SUBSCRIBER REPRESENTATIONS. The Subscriber hereby represents and warrants that:

a. The Subscribers representations in this Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the sale of the securities.

b. The Subscriber is aware that the securities are being offered and sold in reliance upon an exemption from the registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the "Act"), and are subject to limitations on resale as restricted securities pursuant to Rule 502 (d) of Regulation D, but represents that the securities are nonetheless being acquired for the Subscriber's own account and risk, for investment and not with a view to distribution or on behalf of any other person. The Subscriber is aware that there is presently no established public market for these securities.

c. The Subscriber hereby agrees that he does not have the right to cancel this Subscription Agreement, which shall survive the death, disability, or the cessation of existence as a legal entity of the Subscriber. Further, the Subscriber agrees that he does not have the right, and will not attempt, to transfer his interest herein.

d. The Subscriber has had access to any and all information concerning the Company, which the Subscriber and the Subscriber's financial tax and legal advisors required and/or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the securities herein subscribed for, the Subscriber and his advisors have relied upon there own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the Subscriber's individual circumstances. The Subscriber further understands that no opinion is being given as to any securities matter involving the offering.

e. The Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from, the Company, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read all material identified as being attached hereto and has no further questions with respect thereto.

f. The Subscriber knows that the securities subscribed herein are offered and sold pursuant to exemptions from registration and the Securities Act of 1933, and state securities law based, in part, on these warrantees and representations, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

g. This Agreement, when fully executed and delivered to the Company, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or any other entity, was not formed or organized for the specific purpose for acquiring these shares. The purchase of shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, by-laws, partnership agreement, declaration of trust or any other similar character document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document, and all documents necessary to consummate the purchase of these shares, has all the requisite authority to sign such documents on the behalf of the Subscriber, if it is an entity investor.

h. In connection with this offering, the Subscriber has received certain information from the Company, which the Subscriber has reviewed and is familiar with. The Subscriber has not duplicated or distributed this information to anyone other than his Purchaser Representative or other personal advisors, and will not do so in the future.

i. The Subscriber agrees not to sell, assign, pledge or transfer the securities for such a period as may be required under applicable securities laws to satisfy any requirements of investment intent, and acknowledges that certificates representing the securities may, in the Company's discretion, bear a restrictive legend to such effect.

4.  GOVERNING LAW. This Subscription shall be governed by the State of Delaware.

5. ENTIRE AGREEMENT. This Subscription Agreement, together with the other documents executed contemporaneously herewith, constitutes the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all the parties hereto.

6. SURVIVAL OF REPRESENTATION. The Representations, warranties, acknowledgments and agreements mad by the Subscriber shall survive the acceptance of this Subscription and run in favor, and for the benefit, of the Company.

7. WAIVER. No waiver or modification of any of the terms of this agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

10. NON-ASSIGNABILITY. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

11. EXPENSES. Each party shall be responsible to pay all costs and expenses that it incurs with respect to negotiation, execution and delivery of this Agreement.

12.  FORM  OF  OWNERSHIP.  Indicate  the  form  of  ownership  desired:

__Individual

__Joint  Tenants  with  Right  of  Survivorship

__  Tenants  in  Common

__  Community  Property

__  Corporation

__  Partnership

__Other:_________________



A.  INDIVIDUAL(S)  SIGN  HERE:                                 SUBSCRIBER:

Social  Security  #:________________
_________________________

Signature

Number  of  Shares  Subscribed  for  Purchase:
__________________________
__________________________

Print  Full  Legal  Name


__________________________

Address

B.  ORGANIZATIONS  SIGN  HERE:                  SUBSCRIBER:

Federal  Tax  ID  #________________
__________________________

Print  Name  of  Organization
Numbers  of  Shares  Subscribed  for  Purchase:
_____________________                         By:
__________________________

Address:_________________________              ____________________________
________________________________             Print  Name  and  Title




                                              Company  Use  Below  This  Line
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C:  ACCEPTED:                               MATERIAL TECHNOLOGIES, INC.


DATE:_____________________                  BY:________________________________

                                             ROBERT  M.  BERSTEIN  C.O.B.